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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K
                          __________________________

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                       Date of Report:  February 14, 2000



                                   uBID, INC.
                                   ----------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                                    --------
                        (State or Other Jurisdiction of
                         Incorporation or Organization)


          0-25119                              33-0775328
          -------                              ----------
 (Commission File Number)                   (I.R.S. Employer
                                           Identification No.)


                         8550 Bryn Mawr Ave Suite 200
                            Chicago, Illinois 60631
                            -----------------------
              (Address of Principal Executive Offices) (Zip Code)


                                 (847) 860-5000
                                 --------------
                        (Registrant's telephone number,
                              including area code)
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Item 5.  Other Events.

     On February 9, 2000, CMGI, Inc., a Delaware corporation ("CMGI"), agreed to acquire uBid, Inc., a Delaware corporation ("uBid"), through a merger of Senlix Corporation, a Delaware corporation and a wholly owned subsidiary of CMGI (the "Transitory Subsidiary"), with and into uBid, as a result of which the stockholders of uBid will become stockholders of CMGI. Under the terms of the Agreement and Plan of Merger and Reorganization, CMGI will issue .2628 shares of common stock for every share of uBid common stock held on the record date of the transaction. The merger is expected to close in May 2000 and is subject to customary conditions, including approval by uBid stockholders. The press release announcing the transaction is filed as Exhibit 99.1 hereto.

     The information set forth in the Registrant's press release dated February 10, 2000 is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits

          99.1   Press Release dated February 10, 2000.


                                       2
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    uBID, INC.


Date:  February 14, 2000            By:    /s/ Thomas E. Werner
                                         ----------------------
                                         Thomas E. Werner
                                         Chief Financial Officer
                                         (Principal Financial Officer)
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                               Index to Exhibits

Exhibit      Description
-------      -----------
 99.1        Text of Press Release dated February 10, 2000